ESCROW AGREEMENT
                                ----------------

     THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of January 31, 2006 by and among CONNECTED MEDIA TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"); ROTHSCHILD TRUST HOLDINGS, LLC, a Florida limited liability company (the "Trust"); MONTGOMERY EQUITY PARTNERS, LP (the "Investor"), and DAVID GONZALEZ, ESQ., as Escrow Agent hereunder (the "Escrow Agent"). Capitalized terms appearing herein but not defined herein shall have the meanings ascribed to such terms in the Investment Agreement (defined below).

                                   BACKGROUND
                                   ----------

     WHEREAS, the Company and the Investor(s) have entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of the date hereof, pursuant to which the Company proposes to sell secured convertible debentures (the "Convertible Debentures") which shall be convertible into the Company's Common Stock, par value $0.001 per share (the "Common Stock"), for a total purchase price of up to One Million Six Hundred Thousand Dollars ($1,600,000), and certain other contracts entered into between the Company and the Investor (collectively, the "Transaction Documents").

     WHEREAS, the Company and the Trust have entered into a Purchase and Sale Agreement dated as of the date hereof ("P&S Agreement"), pursuant to which the Company agreed to sell and the Trust agreed to buy certain Intellectual Property described on EXHIBIT A attached hereto (the "IP") in exchange for Thirteen Million Two Hundred Forty One Thousand Two Hundred Twenty Three (13,241,223) shares of the Company's common stock (the "Escrow Shares") held by the Trust.

     WHEREAS, the Company and the Trust have entered into a Royalty Bearing License Agreement dated as of the date hereof ("Royalty Agreement"), pursuant to which the Company may elect to license the IP sold to the Trust in the P&S Agreement, in exchange for 10% royalties on all gross receipts, as defined in the Royalty Agreement, received by the Company from the use of the IP.

     WHEREAS, to induce the Company to enter into the P&S Agreement and to induce the Investor to enter into the Securities Purchase Agreement, the Trust shall grant a secured interest in $690,000 of the value of the IP to the Investor. Pursuant to the provisions of the P&S Agreement, the Trust shall place the Escrow Shares in escrow with the Escrow Agent until such time as the Company has deposited royalties, otherwise payable directly to the Trust in accordance with the terms of the Royalty Agreement, totaling $690,000 ("Royalty Escrow Funds") into escrow with the Escrow Agent.

     WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the Escrow Shares and the Royalty Escrow Funds deposited with it in accordance with the terms of this Agreement; and

     WHEREAS, in order to establish the escrow of the Escrow Shares and the Royalty Escrow Funds and to effect the provisions of the various Agreements delineated herein, the parties hereto have entered into this Agreement.

     NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

     1. Terms and Conditions

          a. Security Interest in IP. To induce the Company to enter into the P&S Agreement and to induce the Investor to enter into the Securities Purchase Agreement, the Trust hereby grants to Investor a security interest in $690,000 of the value of the IP described on EXHIBIT A attached hereto (the "Secured Amount"), as security for the Company's obligations under the Convertible Debentures. The security interest on the IP shall be released by the Investor upon the repayment of $690,000 or conversion of such amount, and any accrued interest on such amount, of the amounts due to Investor in accordance with the terms of the of the Convertible Debentures.

          b. Simultaneously with the execution of the Securities Purchase Agreement, the Trust shall deliver to the Escrow Agent stock certificates representing the Escrow Shares, together with duly executed and medallion guaranteed stock powers or other appropriate transfer documents executed in blank by the Trust (the "Transfer Documents"), and such Escrow Shares and Transfer Documents shall be held by the Escrow Agent until the following conditions have been met: (1) the Company has deposited a total of $690,000 in Royalty Escrow Funds with the Escrow Agent or (2) the Investor has been repaid $690,000, and any accrued interest on such amount, of the amounts due to Investor in accordance with the terms of the Convertible Debentures (collectively, the "Release Conditions"), or the termination or expiration of this Agreement.

          c. Release of Escrow. Upon the occurrence of the Release Conditions, the parties hereto shall notify the Escrow Agent and all parties hereto to such effect in writing. The Trust shall have thirty (30) days from the notice date to deposit $728,267.26 into the escrow account in exchange for the Escrow Shares. If the Trust has not deposited such amount into the escrow account within 30 days, the Escrow Agent shall distribute to the Company the Transfer Documents and the certificates representing the Escrow Shares, whereupon any and all rights of the Trust in the Escrow Shares shall be terminated. Simultaneously, the Escrow Agent shall distribute the Royalty Escrow Funds to the Trust, whereupon any and all rights of the Company in the Royalty Escrow Funds shall be terminated. Notwithstanding anything to the contrary contained herein, upon the occurrence of the Release Conditions, this Agreement and Investor's security interest and rights in and to the IP shall terminate.

          d. Event of  Default.  An "Event of  Default"  shall be deemed to have
     occurred   under  this  Agreement  upon  an  Event  of  Default  under  the
     Transaction Documents.

          e. Remedies. Upon and anytime after the occurrence of an Event of Default, the Investor shall have the right to provide written notice of such Event of Default (the "Default Notice") to the Escrow Agent, with a copy to the Company and the Trust. Within ten (10) days after receipt of



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
     the Default Notice, the Escrow Agent shall deliver to Investor the Royalty Escrow Funds held by the Escrow Agent hereunder. Upon receipt of the Royalty Escrow Funds, the Investor shall have the right to (i) apply the Royalty Escrow Funds to up to $690,000, plus accrued interest, of the Obligations owed to the Investor by the Company under the Transaction Documents, and (ii) any and all remedies of a secured party with respect to the IP as may be available under the Uniform Commercial Code as in effect in the State of New Jersey, provided that the Investor provide the Trust with the opportunity to pay the difference in the Royalty Escrow Funds and the Secured Amount within ten (10) days of the Default Notice, at which time the security interest in the IP shall be released and the Escrow Shares shall be returned to the Trust. To the extent that the Royalty Escrow Funds received by the Investor are insufficient to satisfy the Company's Obligations under the Transaction Documents in full, the Investor shall be entitled to a deficiency judgment against the Company for such amount.

     2. Appointment of and Acceptance by Escrow Agent. The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, agrees to hold and disburse the Royalty Escrow Funds and the Escrow Shares in accordance with this Agreement.

          a. The parties hereto acknowledge that the Escrow Agent is general counsel to the Investor, a partner in the general partner of the Investor, and counsel to the Investor in connection with the transactions contemplated and referred herein. The parties hereto agree that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Investor and the Company will not seek to disqualify such counsel.

     3. Creation of Royalty Escrow Funds. On or prior to the date hereof, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled as follows: Connected Media Technologies,
Inc./Rothschild Trust Holdings, LLC/Montgomery Equity Partners, LP Escrow Account for the deposit of the Royalty Escrow Funds. The Company will wire the Royalty Escrow Funds periodically to the account of the Escrow Agent as follows:

Bank:                      Wachovia, N.A. of New Jersey
Routing #:                 031201467
Account #:                 2000014931134
Name on Account:           David Gonzalez Attorney Trust Account
Name on Sub-Account:       Connected Media Technologies, Inc./Rothschild Trust
                           Holdings, LLC/Montgomery Equity Partners, LP Escrow
                           Account

     4. Suspension of Performance: Disbursement Into Court. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Royalty Escrow Funds, the Escrow



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
Shares or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Royalty Escrow Funds or the Escrow
Shares or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

          a. Suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Royalty Escrow Funds in accordance with Section 5 hereof; and/or

          b. Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, the Escrow Shares and all funds held by it in the Royalty Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

          c. Escrow Agent shall have no liability to the Company, the Trust, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Shares or the funds held in the Royalty Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

     5. Investment of Royalty Escrow Funds. Escrow Agent shall deposit the Royalty Escrow Funds in a non-interest bearing account.

     6. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor, the Trust, and the Company identified in Section 13(a)(iv), (b)(iv), and (c) (iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow



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
Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Royalty Escrow Funds and Escrow Shares, and transfer all Escrow Shares and funds held by it in the Royalty Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

     7. Liability of Escrow Agent.
        --------------------------

          a. Escrow Agent shall have no liability or obligation with respect to the Royalty Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Shares and Royalty Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained herein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Shares and Royalty Escrow Funds, any account in which Escrow Shares and Royalty Escrow Funds are deposited, this Agreement or the Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company, the Trust and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

          b. Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Shares and Royalty Escrow Funds, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Shares and Royalty Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     8. Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company, the Trust and the Investor hereunder in writing, and the Investor, the Trust and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor, the Trust and/or the Company shall be required to pay such fees and expense if (a) the Investor, the Trust or the Company agree to pay such fees and expenses, or (b) the Investor, the Trust and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor, the Trust and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party, the Company, the Trust and/or the Investor and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, the Trust or the Investor. The Investor, the Trust and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company, the Trust and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.



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
     The parties agree that neither payment by the Company, the Trust or the Investor of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between the Investor, the Trust and the Company, the respective rights and obligations of Investor, the Trust, and/or the Company.

     9. Expenses of Escrow Agent. The Company and the Trust equally shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company and the Trust, upon demand by Escrow Agent. The obligations of the Company and the Trust under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

     10. Representations and Warranties.
         -------------------------------

          a. The Investor makes the following representations and warranties to Escrow Agent:

               (i) The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

               (ii) This Agreement has been duly approved by all necessary action of the Investor, including any necessary approval of the limited partners of the Investor or necessary corporate approval, as applicable, has been executed by duly authorized officers of the Investor, enforceable in accordance with its terms.

               (iii) The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under any agreement of limited partnership of Investor or the articles of incorporation or bylaws of the Investor (as applicable), any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

               (iv) Robert Press has been duly appointed to act as the representative of the Investor hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor' representatives under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

               (v) All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Royalty Escrow Funds and the Escrow Shares.



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
          b. The Company makes the following representations and warranties to the Escrow Agent:

               (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

               (ii) This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

               (iii) The execution, delivery, and performance by the Company of this Agreement is in accordance with the Transaction Documents and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation to the Transaction Documents, to which the Company is a party.

               (iv) Jeffrey Sass has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

               (v) No party other than the parties hereto and the Investor has, or shall have, any lien, claim or security interest in the IP or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the IP or any part thereof.

               (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Royalty Escrow Funds and the Escrow Shares.

          c. The Trust makes the following representations and warranties to the Escrow Agent:

               (i) The Trust is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

               (ii) This Agreement has been duly approved by all necessary action of the Trust, and has been executed by duly authorized members of the Trust, enforceable in accordance with its terms.

               (iii) The execution, delivery, and performance by the Trust of this Agreement will not violate, conflict with, or cause a default under any of its organizational documents, any applicable law or


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
          regulation, any court order or administrative ruling or decree to which the Trust is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

               (iv) Leigh Rothschild has been duly appointed to act as the representative of the Trust hereunder and has full power and authority to execute, deliver, and perform this Agreement, to amend, modify or waive any provision of this Agreement and to take all other actions as the Trust's Representative under this Agreement, all without further consent or direction from, or notice to, the Trust or any other party.

               (v) No party other than the parties hereto and the Investor has, or shall have, any lien, claim or security interest in the IP or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the IP or any part thereof.

               (vi) All of the representations and warranties of the Trust contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Royalty Escrow Funds and the Escrow Shares.

     11. Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

     12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:

If to Investor, to:           Montgomery Equity Partners, LP
                              101 Hudson Street - Suite 3700
                              Jersey City, NJ 07302
                              Attention:        Robert D. Press
                                                Portfolio Manager
                              Telephone:        (201) 985-8300
                              Facsimile:        (201) 985-8266

If to the Escrow Agent:       David Gonzalez, Esq.
                              101 Hudson Street - Suite 3700

                              Jersey City, NJ 07302
                              Telephone:        (201) 985-8300
                              Facsimile:        (201) 985-8266

If to the Company, to:        Connected Media Technologies, Inc.
                              80 SW 8th Street, Suite 2230
                              Miami, Florida 33130
                              Attn:    Jeffrey Sass
                              Telephone:
                              Facsimile:

With a copy to:               Anslow & Jaclin, LLP
                              195 Route 9 South, Suite 204
                              Manalapan, NJ 07726
                              Telephone:    (732) 409-1212
                              Facsimile:     (732) 577-1188

If to the Trust, to:          Rothschild Trust Holdings, LLC
                              19333 Collins Avenue #2501
                              Sunny Isles Beach, Florida 33160
                              Attn:    Leigh Rothschild
                              Telephone:
                              Facsimile:

With a copy to:



Or to such other address as each party may designate for itself by like notice.

     13. Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     14. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     15. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

     16. Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the


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
Royalty Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Royalty Escrow Funds.

     17. Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, the Trust, or the Escrow Agent.

     18. Execution of Counterparts. This Agreement may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.



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
     IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                     COMPANY
                                     CONNECTED MEDIA TECHNOLOGIES, INC.

                                     By: /s/ Jeffrey Sass
                                       --------------------------------
                                     Name:   Jeffrey Sass
                                     Title:  Chief Executive Officer

                                     TRUST
                                     ROTHSCHILD TRUST HOLDINGS, LLC

                                     By:   /s/ Leigh Rothschild
                                       --------------------------------
                                     Name:     Leigh Rothschild
                                     Title:    Managing Member

                                     INVESTOR
                                     MONTGOMERY EQUITY PARTNERS, LP
                                     By:      Yorkville Advisors, LLC
                                     Its:     General Partner

                                     By:   /s/ Robert D. Press
                                       --------------------------------
                                     Name:     Robert D. Press
                                     Title:    Portfolio Manager

                                     ESCROW AGENT

                                     By:   /s/ David Gonzalez, Esq.
                                       --------------------------------
                                     Name:    David Gonzalez, Esq.





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